Exhibit 10.2

Amendment No. 1

To

Lease Agreement

AMENDMENT dated this 8th day of June, 2000 to the Lease Agreement, dated September 23, 1993 (the “Lease”) between Gerstell Development Limited Partnership and WPGH, Inc., as changed to Sinclair Media I, Inc.

WITNESSETH

WHEREAS, the parties hereto wish to extend the term of the Lease for an additional term of Seven (7) years, beginning September 1, 2000.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, in accordance with Section 1 of the lease, the parties hereto agree as follows:

1.               The parties acknowledge that the Lease is currently in full force and effect.

2.               The definition of “Tenant” in the preamble of the Lease is hereby amended by deleting the reference to “WPGH” and replacing it with a reference to “Sinclair Media I, Inc.”.

3.               Section 1 of the Lease, is hereby amended by replacing it with the following:

“Term.  The Lease shall have an Extension Term expiring on August 31, 2007, with three options for an additional seven (7) year renewal term (the “Extension Term”).  That said lease will have an annual rental of $251,167.20 payable in advance in equal monthly installments of $20,930.60 for the period of 9/1/00 – 8/31/01.  And on each subsequent Anniversary of the lease, the rent will increase 5%.

4.               Section 18 of the Lease is hereby amended by insertion of the following notice of address for Landlord: “Gerstell Development Limited Partnership, 10706 Beaver Dam Road, Cockeysville, MD 21030” and by insertion of the following notice for Tenant: “Sinclair Media I, Inc., 10706 Beaver Dam Road, Cockeysville, MD 21030”.

5.               Each of the other terms of the Lease shall remain in full force and effect be unaffected by this Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first above written.

Gerstell-Development Limited Partnership

/s/ J. Duncan Smith
By:
Name: J. Duncan Smith
Title: Secretary

Sinclair Media I, Inc.

/s/ Robin Smith
By: Robin Smith
Name:
Title: VP of Finance